CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE (LOSS) (USD $)	10 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2013
Net Loss	$ (174,463)	$ (1,513,379)
Foreign Currency Translation:
Change in cumulative translation adjustment	0	226,700
Income tax benefit (expense)	0	0
Total Comprehensive Net Loss	0	1,956,330
Total Comprehensive Net Loss attributable to Non Controlling Interest	0	318,266
Total Comprehensive Net Loss attributable to Brazil Minerals, Inc.	$ 0	$ 1,638,064